Exhibit 32.2

                    Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001
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In connection with the accompanying Form 10-QSB of ELECTRONIC SENSOR TECHNOLOGY for the six months ended June 30, 2005, I Francis Chang, Vice President, Finance and Administration of ELECTRONIC SENSOR TECHNOLOGY, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) such Form 10QSB of ELECTRONIC SENSOR TECHNOLOGY for the six months ended June 30, 2005, fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange of 1934; and

(2) the information contained in such Form 10-QSB of ELECTRONIC SENSOR TECHNOLOGY for the six months ended June 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of ELECTRONIC SENSOR TECHNOLOGY .


/s/ Francis Chang
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Francis Chang
Vice President, Finance and Administration


August 12, 2005